Exhibit 23 - Consent of Experts


BECKSTEAD AND WATTS, LLP
----------------------------
CERTIFIED PUBLIC ACCOUNTANTS


                                                    3340 Wynn Road, Suite B
                                                        Las Vegas, NV 89102
                                                               702.257.1984
                                                         702.362.0540 (fax)



To Whom It May Concern:

We have issued our report dated March 30, 2003, accompanying the financial statements of Clinical Trials Assistance Corporation on Form 10SB for the period ended December 31, 2002. We hereby consent to the incorporation by reference of said report on the Registration Statement of Clinical Trials Assistance Corporation on Form 10SB.

Signed,

/s/ Beckstead and Watts, LLP
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March 30, 2003




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